                                                                   EXHIBIT (99b)
                                                                   -------------

                            PLACEMENT AGENT AGREEMENT

           THIS PLACEMENT AGENT AGREEMENT (the "Agreement") is made this 24th day of September, 1997 by and between GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation, (the "Company") and J. ROBBINS SECURITIES, L.L.C., a New York limited liability company (the "Agent").

                                   WITNESSETH:

           WHEREAS, the Company and the Agent have entered into a letter of intent dated July 30, 1997 which contemplates that the Agent will sell subscriptions for securities for the account of the Company; and

           WHEREAS, the Agent is willing to sell such subscriptions for the account of the Company upon the terms and conditions set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the Company and the Agent agree as follows:

1. The preceding provisions of this Agreement are material and are incorporated herein by reference as if more fully set forth.

2. This Agreement shall be effective as of the date first written above (the "Effective Date").

3.         Engagement.
           ----------

           A. The Company hereby engages the Agent to act as its exclusive placement agent in connection with the sale by the Company (the "Placement") of up to Two Million (2,000,000) Units ("the Units") at a price per Unit of $2.10, and each consisting of (i) one (1) share of the Company's Common Stock $.001 par value (the "Share(s)"), and (ii) one (1) warrant to purchase one share of the Company's Common Stock at an exercise price of $2.00 (the "Warrant(s)") in the form attached as Exhibit "B" to the Subscription Agreement (as defined below). Each Unit subscriber shall execute a Subscription Agreement (the "Subscription Agreement") which is attached hereto and made a part hereof as Exhibit "A".

           B. The closing date will occur approximately seven (7) business days (the "Closing Date" or the "Closing") following the acceptance by the Company of subscriptions for a sufficient number of Units offered hereby (as determined jointly by the Company and the Agent) and as soon thereafter as funds have cleared the banking system in the normal course of business and, in any event, will occur on or before October 15, 1997 unless extended by the mutual consent of the Company and the Agent until December 15, 1997 (such date is hereinafter

                              Page 44 of 58 Pages
referred to as the "Termination Date"; the period commencing on the date hereof and ending on the Termination Date is sometimes referred to herein as the "Offering Period").

2.         The Placement.
           -------------

           A. The Units will be offered on a Two Hundred Fifty Thousand (250,000) Unit minimum (the "Minimum") or none to Two Million (2,000,000) Unit maximum (the "Maximum") "best efforts" basis for the Offering Period.

           B. The Units will be offered by the Company through the Agent, by means of offering materials, (the "Offering Materials") to be approved by the Company, which shall include (i) the Subscription Agreement, (ii) the Company's December 31, 1996 Form 10-KSB, (iii) the Company's March 31, 1997 Form 10-QSB,
(iv) the Company's June 30, 1997 Form 10-QSB, and (v) the Company's February 19, 1997 Form 8-K. Payment for the Units shall be made by check or wire transfer as more fully described in the Subscription Agreement. The Placement will be effected pursuant to an exemption from the registration provisions of Sections 4(2) of Regulation D promulgated under the Securities Act of 1933 (the "Securities Act"). The Units will be sold only to "Accredited Investors" within the meaning of Rule 501 of Regulation D of the Securities Act ("Accredited Investors").

           C. All funds received from subscriptions will be promptly transmitted to a special bank escrow account at The Chase Manhattan Bank (the "Escrow Agent") pursuant to SEC Rule 15c2-4 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act"), and further pursuant to that certain August 18, 1997 Escrow Agreement by and between the Agent and the Escrow Agent, a copy of which has been provided to the Company by the Agent. In the event that less than the Minimum number of Units are subscribed for during the Offering Period and the Offering Period is not extended, all funds will be promptly returned in full to subscribers without deduction therefrom or interest thereon. In the event, however, that the Minimum number of Units are subscribed and paid for, the funds therefrom will be forwarded to the Company, against delivery of both the Shares and Warrant certificates comprising the Units as soon as the funds received from such subscriptions have cleared the banking system in the normal course of business, net of (i) 10% commissions due to the Agent and (ii) a two percent (2%) non-accountable expense allowance to cover the Agent's legal, due diligence and selling expenses in connection with the Placement, and (iii) any escrow fees or expenses payable by the Company. In addition, the Company will grant to the Agent and/or its designees, pursuant to a separate Agent Warrant agreement, five (5) year warrants (the "Agent Warrants") to purchase Units equal to ten percent (10%) of the Units sold in the Placement at an exercise price of $2.40 per Unit (the "Agent Warrants"). The Agent Warrants shall be substantially in the same form as the Warrant attached to the Subscription Agreement as Exhibit "B" thereto.

           D. The Agent shall not be obligated to sell any of the Units, but shall only be obligated to offer the Units on a "best efforts" basis. The Company reserves the right, in its sole and absolute discretion, to reject any subscriber, in whole or in part, in its sole discretion, provided that the Company notifies the Agent in writing of its election to reject such subscriber not less than two (2) business days prior to any Closing.

                              Page 45 of 58 Pages

3. Further Agreements of the Company.
   ---------------------------------

     The Company shall at its sole cost and expense do as follows:

     A. As soon as the Company is either informed or becomes aware thereof, to advise the Agent of any material adverse change in the Company's financial condition, prospects for commercialization or business or of any development materially affecting the Company or any parent, subsidiary; or affiliate or rendering untrue or misleading any material statement in the Offering Materials occurring at any time prior to the completion or termination of the Placement, and upon the request of the Agent shall confirm the same in writing.

     B. To cause the securities comprising the Units to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Offering Materials under the securities laws of such states or other jurisdictions as the Placement Agent shall request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

     C. To deliver, for a period of five (5) years following the Termination Date, to the Agent, in the manner provided in paragraph 8C of this Agreement:
(i) within 45 days after the end of each of the first three quarters of each fiscal year of the Company or as soon thereafter as is reasonably practicable, commencing with the first quarter ending after the Termination Date, a consolidated statement of its income for each such quarterly period, and its consolidated balance sheet and a consolidated statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) promptly after the close of each fiscal year, its consolidated balance sheet as of the close of such fiscal year together with a consolidated statement of income, a consolidated statement of changes in stockholders' equity and a consolidated statement of income, consolidated statement of changes in stockholders' equity and consolidated statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of its independent public accountants regularly employed; (iii) a copy of all documents, reports and information furnished to its respective stockholders generally at the time such documents, reports and information are furnished to such stockholders.

4. Representations, Warranties and Covenants of the Agent.
   ------------------------------------------------------

     A. The Agent represents, warrants and covenants to the Company as follows:

     (i) The Agent has the necessary authority and power as a limited liability company to enter into this Agreement and to consummate the transactions contemplated herein.

     (ii) The Agent is a limited liability company duly organized and validly existing under the laws of the State of New York; the execution and delivery by the Agent of this

                              Page 46 of 58 Pages

Agreement and the consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Agent is a party or by which the Agent or its properties are bound, or any judgment, decree, order or, to the Agent's knowledge, any statute, rule or regulation applicable to the Agent. This Agreement, when executed and delivered by the Agent, will constitute the legal, valid and binding obligation of the Agent, enforceable in accordance with its terms, except to the extent that pursuant to paragraph 7(ii) hereof the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof is subject to general principles of equity, or (iii) the indemnification provisions hereof may be held to be violative of public policy.

                     (iii) The Agent will deliver to each purchaser, prior to any submission by such person of a written offer to purchase any Units, a copy of the Offering Materials, as it may have been most recently amended or supplemented by the Company.

                     (iv) Upon receipt of an executed Subscription Agreement and the payments representing subscriptions for such Units, the Agent will promptly forward copies of the subscription documents to the Company and shall forward all consideration received for such Units to the Escrow Agent to be held in escrow.

                     (v) The Agent will not deliver the Offering Materials to any person it does not reasonably believe to be an Accredited Investor.

                     (vi) The Agent will not intentionally take any action which it reasonably believes would cause the Placement to violate the provisions of the Securities Act or the Exchange Act, as amended, or which may void any applicable exemptions from state registration.

                     (vii) The Agent shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and
(b) that any information furnished by a prospective investor is true and accurate. The Agent shall have no obligation, however, to investigate or assure whether (a) any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the subscriber in accordance with its terms, or (b) subject to the performance of the Agent's obligations and the accuracy of the Agent's representations and warranties hereunder, (i) that the Offering is exempt from the registration requirements of the Securities Act or any applicable state "Blue Sky" law or (ii) any prospective purchaser is an Accredited Investor.

                     (viii) The Agent is a member of the National Association of Securities Dealers, Inc. and is a broker-dealer registered with the Securities and Exchange Commission and under the securities laws of the States in which the securities will be offered or sold by the Agent, unless an exemption for such state registration is available to the Agent.

                              Page 47 of 58 Pages

5.                   Representations, Warranties and Covenants of the Company.
                     --------------------------------------------------------

                     The Company represents, warrants and covenants to the Agent as follows:

                     (i) This Agreement and the Placement have been duly and validly authorized by the Company and are, or with respect to the Subscription Agreements will be, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (b) the enforceability hereof or thereof is subject to general principles of equity. The Shares, Warrants and Agent Warrants will be duly authorized and, when issued and paid for in accordance with the Offering Materials and this Agreement, will be validly issued, fully paid and nonassessable; the holders thereof are not and will not be subject to personal liability solely by reason of being such holders; the shares of Common Stock underlying the Warrants and Agent Warrants are not and will not be subject to the preemptive rights of any stockholder of the Company other than those Preemptive Rights Holders which the Company has notified in writing of the Placement; and all corporate action required to be taken or the authorization, issuance and sale of the Shares, Warrants and Agent Warrants has been duly and validly taken by the Company. The Warrants and Agent Warrants shall constitute valid and binding obligations of the Company, enforceable, in accordance with their respective terms, to issue and sell, upon exercise thereof, in accordance with their terms, the number and type of the Company's securities called for thereby.

                     (ii) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Offering Materials to be owned or leased by it, free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

                     (iii) There is no material litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company other than as set forth in the Offering Materials.

                     (iv) The consolidated financial statements of the Company included in the Offering Materials fairly present the consolidated financial position of the Company at and the results of operations of the Company at the dates and for the periods to which they apply; and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved.

                     (v) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Except as set forth above or in the Offering Materials, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such

                              Page 48 of 58 Pages
qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses as described in the Offering Materials, and of the Company and its subsidiaries is doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state, local and foreign laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Offering Materials concerning the effects of federal, state, local and foreign regulation on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and the Subscription Agreements and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing Date. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Shares, Warrants, or Agent Warrants, except with respect to applicable federal and state securities laws.

                     (vi) There has been no material adverse change in the condition or prospects for commercialization of the Company , financial or otherwise, from that on the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company and its subsidiaries conforms in all material respects to the descriptions thereof contained in the Offering Materials.

                     (vii) The Company is not in violation of any provision of their respective incorporating documents or by-laws. Neither the execution and delivery of this Agreement, or the Subscription Agreements nor the issue and sale or delivery of the Shares or Warrants comprising each Unit nor the consummation of any of the transactions contemplated herein, or in the Offering Materials, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the material terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries or pursuant to the terms of any material indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except where such default, lien, charge or encumbrance would not have a material adverse effect on the Company; nor will such action result in any violation of the provisions of the incorporating documents or the by-laws of the Company.

                     (viii) The Shares and Warrants comprising each Unit and the Subscription Agreements shall conform in all material respects to the descriptions thereof contained in this Agreement.

                              Page 49 of 58 Pages

                     (ix) Except as described herein, there are no claims by any third parties for services in the nature of a finder's or origination fees with respect to the sale of the Units hereunder.

                     (x) The Company shall not file any voluntary petition in bankruptcy or commence any insolvency proceedings under federal or state law. The Company shall use good faith, best efforts in managing its outstanding accounts with its creditors, and the Company shall give prompt written notice to the Agent if it receives notice or other communication from any creditor that such creditor has filed or given notice of intent to file a petition to commence an involuntary proceeding against the Company under Chapter 7 of the United States Bankruptcy Code.

                     (xi) To the best of its knowledge and belief, neither the Offering Materials nor any amendment or supplement thereto nor any documents contains any untrue statement of a material fact concerning the Company or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (xii) All taxes which are due and payable from the Company have either been paid in full or are being contested in good faith and neither the Company nor its subsidiaries have any tax deficiency or claim outstanding assessed or proposed against it, except as may be the subject of a tax contest proceeding

                     (xiii) The Company, nor any of its respective officers, directors, employees or agents, nor any other person acting on behalf of the Company have, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company or any of the subsidiaries (or assist it in connection with any actual or proposed transaction) which subjects the Company or its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

                     (xiv) There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, condition (financial or otherwise), operating results, or business (or proposed business) of the Company. The Company has neither received written notice nor has actual knowledge that any executive officer or key employee, or that any group of key employees, intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing, except as may be set forth in the Offering Materials.

                              Page 50 of 58 Pages

                     (xv) Subject to the performance by the Agent of its obligations hereunder andsubject to the representations and warranties of the subscribers for the Units, the offer and sale of the Units complies, and will continue to comply, up to the later of the Closing Date or the Termination Date, in all material respects with the requirements of Regulation D and any other applicable federal and state laws, statutes, rules, regulations and executive orders.

                     (xvi) The Company has no employment contracts, deferred compensation agreements or bonus, incentive, profit-sharing, or pension plans currently in force and effect, or any understanding with respect to any of the foregoing, except as otherwise described in the Offering Materials.

                     (xvii) Except as provided herein, the Company , nor anyone acting on its behalf, other than the Agent, has offered any of the Shares or Warrants comprising each Unit (or substantially similar securities of the Company) for sale to, or solicited offers to buy any securities of the Company from, or otherwise approached or negotiated with respect thereto with any prospective purchaser except through the Agent or with the Agent's consent. The Company agrees that neither the Company nor anyone acting on its behalf, other than the Agent, has offered or will offer such securities of the Company or any part thereof or any substantially similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Warrants or Shares comprising each Unit subject to the registration requirements of Section 5 of the Securities Act.

6.                   Indemnification.
                     ---------------

                               (a)    The Company hereby agrees that it will
indemnify and hold the Agent and each officer, managing member, equity member, employee or representative of the Agent and each person controlling, controlled by or under common control of the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the rules and regulations promulgated under the Securities Act and the Exchange Act (the "Rules and Regulations") harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding including any inquiry, investigation or pretrial proceeding such as a deposition) to which such indemnified person of the Agent may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state statutory law or regulation at common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact of the Company contained in (A) this Agreement, (B) the Offering Materials or (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares and Warrants comprising each Unit under the securities laws thereof or filed with the Securities and Exchange Commission, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (A), (B), or (C) above of a material fact required to be stated therein or

                              Page 51 of 58 Pages
necessary to make the statements therein not misleading, or (iii) the breach of any representation or warranty made by the Company or its subsidiaries in this Agreement. The Company further agrees that upon demand by an indemnified person at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(a), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against such indemnified person as a direct result of such person's gross negligence or willful misconduct will be promptly repaid to the Company, if previously paid.

                               (b)    The Agent hereby agrees that it will
indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company and each person controlling, controlled by or under common control of the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the Rules and Regulations harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding including any inquiry or investigation commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding including any inquiry, investigation or pretrial proceeding (such as a deposition) to which such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations or other federal or state statutory law or regulation at common law or otherwise, based upon (i) the conduct of the Agent or its employees in its acting as Agent for the Placement; or (ii) the breach of any representation or warranty made by the Agent in this Agreement. The Agent further agrees that upon demand by an indemnified person at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Agent has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(b), any such payment or reimbursement by the Agent of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against such indemnified person as a direct result of such person's gross negligence or willful misconduct will be promptly repaid to the Agent, if previously paid.

                               (c)    Promptly after receipt by an indemnified
party under either subparagraph (a) or (b) hereof, as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b) hereof, such indemnified party shall within five (5) business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to

                              Page 52 of 58 Pages
participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the expense of the indemnifying party, if: (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

7.                  Conditions of the Agent's Obligations.
                    -------------------------------------

                               The obligations of the Agent hereunder shall be
expressly subject to the following conditions:

                               (a)  On the Closing Date, the Agent shall receive
a certificate of the Company signed by its President and Chief Financial Officer and addressed to the Agent and to each purchaser in the form of Exhibit "C", which is attached hereto and made a part hereof, (the "Certificate") certifying as follows:

                     (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction and is duly qualified to do business and is in good standing in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business of the Company; the Company has full corporate power and authority and all necessary authorizations, approvals, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business as described in the Offering Materials and is in compliance with (a) all such authorizations, approvals, orders, licenses, certificates and permits and (b) all federal, state and local laws, rules and regulations applicable to the business in which it is engaged. Subject to Blue Sky requirements, no consent, authorization or order of, and no filing with, any United States Court, government agency or other body is required by the Company for the issuance of the Shares or Warrants. Assuming the accuracy of the representations and warranties made by each purchaser in such purchaser's Subscription Agreement and the factual matters contained in the representations and warranties in the Placement Agreement, no consent, authorization or order of, and no filing with any court, government agency or other body (other than as may be

                              Page 53 of 58 Pages
required under state securities or Blue Sky laws) is required by the Company for the issuance of the Units.

                               (ii)   This Agreement, the Subscription
Agreements, the Shares and the Warrants comprising each Unit have been duly and validly authorized, executed and delivered by the Company and are valid and legally binding agreements or obligations of the Company, enforceable in accordance with their terms, except to the extent that the enforceability hereof or thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) limitations upon the power of a court to grant specific performance or any other equitable remedy, and (c) a finding by a court of competent jurisdiction that the indemnification provisions of the Agreement are in violation of public policy.

                               (iii)  The Warrants and the shares underlying
them have been duly authorized and will be, upon the exercise of and payment therefor, validly issued, fully paid and non-assessable and the holders thereof are not and will not be subject to personal liability solely by reason of being such holders; none of the shares underlying the Warrants are subject to the preemptive rights of any stockholder of the Company, and all corporate action required to be taken for the authorization, issue and sale of such securities has been duly and validly taken; and the certificates representing the shares of Common Stock in due and proper form.

                               (iv)   As of the date of the Closing Date
Agreement the authorized, issued and outstanding capital stock of the Company has not varied materially from that described in the Public Documents which are part of the Subscription Agreement. All issued and outstanding shares of the Common Stock have been duly authorized and such shares are validly issued, are fully paid and non-assessable and the holders thereof have no preemptive rights, no rights of rescission with respect thereto and are not subject to personal liability solely by reason of being such holders. No shares of Common Stock were issued in violation of the preemptive rights of any holders of any capital stock of the Company. Except as set forth in the Offering Materials, there are (i) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities of the Company, (ii) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, and (iii) no agreements between the Company and any of its stockholders providing for the purchase or sale of the Company's capital stock.

                               (v)    There is no litigation, arbitration or
governmental or quasi-governmental proceeding of any kind pending or threatened against, or involving the properties or business of, the Company which might materially and adversely affect the value or the operation of the properties or the business of the Company except as referred to in the Offering Materials.

                               (vi)   Each Share and Warrant comprising each
Unit conforms in all material respects to the description thereof contained in the Subscription Agreement.

                              Page 54 of 58 Pages

                               (vii)  Neither the execution and delivery of the
Agreement, nor the Subscription Agreement, nor the issue and sale of the Units, nor the consummation of any of the transactions contemplated herein or therein, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries may be bound or to which any of the property or assets of the Company or its subsidiaries is subject; nor will such action result in any violation of the provisions of the incorporation documents or the by-laws of the Company or its subsidiaries.

                               (viii) The Subscription Agreement complies as to
form in all material respects with the requirements of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act and assuming without independent investigation (a) the accuracy and completeness of all information provided in the Subscription Agreement, (b) the correctness of the investors' responses set forth in the Subscription Agreement and (c) the executed Subscription Agreement constitutes all of the Subscription Agreement, no registration under the Securities Act is required in connection with the sale and issuance of the Units and their components.

                               (b)    On or prior to the Closing Date,
authorized employees or counsel for the Agent shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subparagraph (a) of this Section, or in order to evidence the accuracy, completeness or satisfaction of any of the representation, warranties or conditions herein contained.

                               (c)    The Company, having obtained all necessary
consents and approvals, shall have authorized a sufficient number of shares of Common Stock necessary to cover the maximum number of Shares, Warrants, plus Agent's Warrants that may be sold pursuant to the Offering or otherwise required by this Agreement.

8.                   Miscellaneous.
                     -------------

                     A. All covenants, warranties and representations herein contained shall survive the Closing Date and any subsequent closing for a period of five (5) years following any such Closing Date.

                     B. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

                              Page 55 of 58 Pages

                     C. Any notice required or permitted to be given hereunder shall be given in writing and shall be effective upon receipt, and may be sent by hand, by overnight express service, or by certified mail, return receipt requested, and addressed as follows:

To the Company:      Golf-Technology Holding, Inc.
--------------       c/o Snake Eyes Golf Clubs
                     13000 Sawgrass Village Circle
                     Ponte Vedra Beach, Florida 32082
                     Attention: Harold Hutchins
                                President and Chief Executive Officer

                     with a copy to:
                     ---------------

                     Pryor, Cashman, Sherman & Flynn
                     410 Park Avenue
                     New York, New York 10022
                     Attention:  Jonathan A. Bernstein, Esq.

To the Agent:        J. Robbins Securities, L.L.C.
-------------        1345 Avenue of the Americas, 22nd Floor
                     New York, New York 10105
                     Attention:  Kenneth W. Leman

or to such other address of which written notice is given to the other party.

                     D. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

                     E. This Agreement contains the entire understanding between the parties with respect to the subject matter herein and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                     F. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                              Page 56 of 58 Pages

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                          THE COMPANY:

                          GOLF-TECHNOLOGY HOLDING, INC.


                          By: /s/ Harold E. Hutchins
                             ------------------------------------------
                                  Harold E. Hutchins
                                  President and Chief Executive Officer


                          THE AGENT:

                          J. ROBBINS SECURITIES, L.L.C.


                          By: /s/ James A. Jedrlinic
                             ------------------------------------------
                                  James A. Jedrlinic
                                  Chief Executive Officer

                          J. ROBBINS SECURITIES, L.L.C.


                           By: /s/ James A. Jedrlinic
                             ------------------------------------------
                                   James A. Jedrlinic, President of
                                   J. Robbins Agency, Inc., sole
                                   Managing Member.

                              Page 57 of 58 Pages

                          J. ROBBINS SECURITIES, L.L.C.

                           1345 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10105
212-767-7900                     1-888-507-5255             FAX - 212-767-7902

BY TELEFAX (904) 273-9067
-------------------------

October 9, 1997

Golf-Technology Holding, Inc.
13000 Sawgrass Village Circle, Suite 30
Ponte Vedra Beach, Florida 32082
Attention:  Harold E. Hutchins
            President and Chief Executive Officer

Re:  Modification of Placement Agent Agreement, dated September 24, 1997
     -------------------------------------------------------------------

Dear Mr. Hutchins:

           Please refer to that certain Placement Agent Agreement dated September 24, 1997, by and between Golf-Technology Holding, Inc. and J. Robbins Securities, L.L.C. (the "Agreement"). Whereas Section 3B, of the Agreement provides for a Termination Date of the Offering Period of October 15, 1997, we propose that the Agreement be modified so that such Termination Date be extended to November 15, 1997, with reserve to further extend such Termination Date in accordance with the Agreement, if necessary, in order to give effect to the sale of the 2,000,000 Unit (as defined in the Agreement) maximum. In all other respects, the Agreement shall remain unchanged and in full force and effect in accordance with its various provisions. If the foregoing meets with your agreement, please indicate your assent by countersigning where indicated below, and return by telefax one completely signed copy to the attention of Ken Leman, at telefax (212) 767-7902.

                                                 Very truly yours,

                                                 /s/James A. Jedrlinic
                                                 ----------------------------
                                                 James A. Jedrlinic
                                                 Chief Executive Officer
ACCEPTED AND AGREED TO THIS
9th DAY OF OCTOBER, 1997

GOLF-TECHNOLOGY HOLDING, INC.

By:/s/Harold E. Hutchins
   -------------------------------------
   Harold E. Hutchins
   President and Chief Executive Officer

                              Page 58 of 58 Pages